UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

LONGWEN GROUP CORP.

(Exact name of registrant as specified in its charter)

Nevada	0-11596	95-3506403
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7702 E. Doubletree Ranch Road, Suite 300

Scottsdale, Arizona 85258

(Address of Principal Executive Offices) (Zip Code)

(480) 607-4393

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant’s Certifying Accountant

(i)  On May 16, 2019, Prager Metis CPA’s, LLC resigned as our auditors.  On July 18, 2019, the Company engaged the firm of KCCW Accountancy Corp. (“KCCW”) replacing Prager Metis CPAs LLC (“Prager”) as the Company’s new independent registered public accounting firm. The Company's Board of Directors authorized and approved the engagement of the new auditor.

(ii)  The reports of  Prager Metis CPA’s LLC on the financial statements of the Company as of and for the fiscal year ended December 31, 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) During the Company's fiscal years ended December 31, 2018 and 2017 and the subsequent interim period from January 1, 2019 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and Prager on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Prager, would have caused Prager to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(iv)  During the Company's fiscal years ended December 31, 2018 and 2017 and the subsequent interim period from January 1, 2019 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v) During the Company's fiscal years December 31, 2018 and 2017 and the subsequent interim period from January 1, 2019 to the date of this report, the Company did not consult with KCCW regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vi) The Company has provided Prager with a copy of the disclosures in this report and has requested that Prager furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Prager agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

16.1	Letter to Securities and Exchange Commission from Prager Metis CPA’s, LLC. dated September 9, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Longwen Group Corp.

By: /s/ Mr. Xi Zhen Ye

Name: Mr. Xi Zhen Ye

Title:   Chief Executive Officer

Dated:September 10, 2019